UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2016

Rennova Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

_____________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant's Certifying Accountant

(a) On March 23, 2016, Rennova Health, Inc. (the “Company”) dismissed Burr Pilger Mayer, Inc. ("BPM") as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the decision to dismiss BPM.

BPM was engaged on August 22, 2006. BPM audited the Company's consolidated financial statements for the fiscal years ended March 31, 2015 and March 31, 2014. BPM’s reports on the consolidated financial statements of the Company for the fiscal years ended March 31, 2015 and March 31, 2014 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended March 31, 2014 contained a going concern explanatory paragraph.

In connection with BPM's audits of the Company's financial statements for the fiscal years ended March 31, 2015 and March 31, 2014, and through the interim period ended March 23, 2016, the Company has had no disagreement with BPM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BPM, would have caused BPM to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended March 31, 2015 and March 31, 2014.

During the fiscal years ended March 31, 2015 and March 31, 2014, and through the interim period ended March 23, 2016, no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company provided BPM a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. The Company will file such letter by amendment to this Current Report on Form 8-K.

(b) The Audit Committee of the Company’s Board of Directors chose Green & Company, CPAs (“Green & Company”) as the Company’s independent registered public accounting firm effective March 23, 2016.

Prior to engaging Green & Company, neither the Company nor anyone acting on the Company's behalf consulted Green & Company regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

Green & Company was previously the independent registered public accounting firm of Medytox Solutions, Inc. ("Medytox"), from March 17, 2015 through Medytox's merger with a subsidiary of the Company on November 2, 2015. Medytox consulted with Green & Company regularly regarding accounting, auditing or financial reporting issues as Green & Company rendered its services.

In connection with audits of Medytox's financial statements for the fiscal years ended December 31, 2014 and December 31, 2013, and through the interim period ended November 2, 2015, Medytox had no disagreement with Green & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Green & Company, would have caused Green & Company to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013. Also, during the fiscal years ended December 31, 2014 and December 31, 2013, and through the interim period ended November 2, 2015, no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K have occurred.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2016	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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